UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock, par value $0.0001 per share	LIXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 27, 2025, Lixte Biotechnology Holdings, Inc. (the “Company”) issued a news release providing an update on the Company’s progress with its proprietary clinical compound, LB-100, to treat ovarian and colorectal cancer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Company is filing as part of this Current Report on Form 8-K the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

Date: March 27, 2025	By:	/s/ BASTIAAN VAN DER BAAN
Bastiaan van der Baan President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release providing an update on the Company’s progress with its proprietary compound, LB-100, to treat ovarian and colorectal cancer
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)